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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (Date of earliest event reported): JULY 22, 2004



                         WEATHERFORD INTERNATIONAL LTD.
               (Exact name of registrant as specified in charter)

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
              BERMUDA                               1-31339                                       98-0371344
     (State of Incorporation)                 (Commission File No.)                    (I.R.S. Employer Identification No.)


      515 POST OAK BOULEVARD
             SUITE 600
           HOUSTON, TEXAS                                                                           77027
(Address of Principal Executive Offices)                                                          (Zip Code)
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       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 693-4000

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                                     PAGE 1
                         EXHIBIT INDEX APPEARS ON PAGE 4
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial statements of business acquired Not applicable.

      (b)   Pro forma financial information Not applicable.

      (c)   Exhibits

      99.1 Press release dated July 22, 2004 announcing earnings for the quarter ended June 30, 2004.


ITEM 9. REGULATION FD DISCLOSURE

      On July 22, 2004, we issued a news release announcing second quarter results for the period ended June 30, 2004. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference in this Item 9.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On July 22, 2004, we issued a news release announcing second quarter results for the period ended June 30, 2004. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference in this Item 12.

      The information in this report is being furnished, not filed, pursuant to
Item 12 of Form 8-K. Accordingly, the information in Item 12 of this report will not be incorporated by reference into any registration statement filed by us under the Securities Act of 1933, as amended, unless specifically identified as being incorporated therein by reference.

      On July 22, 2004, following the news release and the filing of this Current Report on Form 8-K, we will hold a conference call at 10:00 a.m. eastern, 9:00 a.m. central, regarding the second quarter results. This scheduled conference call was previously announced on July 2, 2004 and will be available via real-time webcast. To access the call please contact the conference call operator at 800-299-9086, or 617-786-2903 for international calls, approximately 10 minutes prior to the scheduled start time, and ask for the Weatherford Conference Call. The password is "Weatherford." A replay will be available until 5:00 p.m. central, July 29, 2004. The number for the replay is 888-286-8010, or 617-801-6888 for international calls; passcode 27500835. In addition, an enhanced webcast of the conference call and replay will be available on our website at www.weatherford.com. To access the conference call and replay, click on the Investor Relations Link under "Corporate" and then click on the Enhanced Audio Webcast link.

                                     PAGE 2
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WEATHERFORD INTERNATIONAL LTD.

Dated: July 22, 2004                            /s/ Lisa W. Rodriguez
                                        ---------------------------------------
                                                  Lisa W. Rodriguez
                                              Senior Vice President and
                                               Chief Financial Officer

                                     PAGE 3
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                                INDEX TO EXHIBITS




     Number                         Exhibit
     ------                         -------
      99.1 Press release dated July 22, 2004 announcing earnings for the quarter ended June 30, 2004.